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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ------------------------

                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  SYNTEL, INC.
             (Exact name of registrant as specified in its charter)




              MICHIGAN                              38-2312018
 (State of incorporation or organization)  (I.R.S. Employer Identification No.)


     2800 LIVERNOIS, SUITE 400, TROY, MICHIGAN                  48083
     (Address of principal executive offices)                 (Zip Code)

     Securities to be registered pursuant to Section 12(b) of the Act:   None

     Securities to be registered pursuant to Section 12(g) of the
     Act:  Common (title of class)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]


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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

Syntel, Inc. (the "Registrant") hereby incorporates by reference herein the description of the Registrant's Common Stock, no par value, appearing under the caption "Description of Capital Stock," in the Prospectus contained in the Registrant's Registration Statement on Form S-1 (File No. 333-28655), as filed with the Securities and Exchange Commission, and as such section may be amended until such Registration Statement is declared effective.


ITEM 2.   EXHIBITS

Exhibit No.     Description
-----------     -----------

1.1 Registration Statement on Form S-1, (File No. 333-28655), as filed with the Securities and Exchange Commission.

1.2 Articles of Incorporation (previously filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-28655) and incorporated herein by reference).

1.3 Bylaws (previously filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-28655) and incorporated herein by reference).

1.4 Specimen Certificate representing the Common Stock (previously filed as Exhibit 4.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-28655) and incorporated herein by reference).

                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                SYNTEL, INC.


                                By:  /s/ Bharat Desai
                                     ------------------------------
                                     Bharat Desai, President

Dated:  July 30, 1997


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